NON OPERATING INCOME AND EXPENDITURE (Tables)	12 Months Ended
Jun. 30, 2018
NON OPERATING INCOME AND EXPENDITURE
Schedule of non operating income and expenditure

Net profit on disposal of plant and equipment	—	52,188	7,132
Research and development tax incentive	299,351	253,159	359,803
Export Marketing & Development Grant	126,907	—	—
Interest income	15,218	38,765	67,100
Rental income	—	—	58,002

Total non operating income and expenditure	441,476	344,112	492,037